E*TRADE Russell 2000 Index Fund
                       SUPPLEMENT DATED October 2, 2002 TO
                    THE SEMIANNUAL REPORT DATED JUNE 30, 2002

The semiannual report is hereby amended to the Management Discussion and Analysis starting on page 1 of the report by adding the following footnote at the end of the section, before the Schedule of Investments:

The Fund's returns can be particularly affected by the risks of investing in small-capitalization companies. Small-cap companies tend to: be less financially secure than large-capitalization companies; have less diverse product lines; be more susceptible to adverse developments concerning their products; be more thinly traded; have less liquidity, and have greater volatility in the price of their securities.

The Russell 2000 Index measures the performance of the small-capitalization sector of the U.S. public equity market. The Russell 2000 Index is an unmanaged, capitalization-weighted index and is a subset consisting of approximately the 2,000 smallest companies of the Russell 3000 Index.

The Fund's ability to match its investment performance to the investment performance of the Russell 2000 Index may be affected by, among other things:
(i) the Fund and the Master Portfolio's expenses; (ii) the amount of cash and cash equivalents held by the Master Portfolio's investment portfolio; (iii) the manner in which the total return of the Russell 2000 Index is calculated;
(iv)the timing, frequency and size of shareholder purchases and redemptions of the Fund and the Master Portfolio; and (v) the weighting of a particular stock in the Russell 2000 Index.